UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2026

ASSERTIO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39294	85-0598378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 South Saunders Rd., Suite 300
Lake Forest, IL	60045
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (224) 419-7106

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ASRT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 13, 2026 by Assertio Holdings, Inc., a Delaware corporation (the “Company”), the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 13, 2026, with Zydus Worldwide DMCC, a limited liability company incorporated under the laws of the United Arab Emirates (“Parent”), Zara Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Purchaser”) and, solely for purposes of Section 9.20 of the Merger Agreement, Zydus Pharmaceuticals (USA) Inc., a New Jersey corporation (“Guarantor”). Pursuant to the Merger Agreement, on May 18, 2026, Purchaser commenced a tender offer to purchase all of the outstanding shares (the “Shares”) of common stock of the Company, par value $0.0001 per share, for $23.50 per Share, payable in cash, without interest and less deduction for any required withholding taxes (the “Offer Price”), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated as of May 18, 2026 (the “Offer to Purchase”), and in the related Letter of Transmittal (which, together with the Offer to Purchase, as each may be amended or supplemented from time to time, collectively constitute the “Offer”). The Offer to Purchase and the Letter of Transmittal were filed as Exhibit (a)(1)(A) and Exhibit (a)(1)(B), respectively, to the Tender Offer Statement on Schedule TO originally filed with the SEC by Purchaser on May 18, 2026.

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

On June 16, 2026, in connection with the Merger (as defined below), the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), entered into the First Supplemental Indenture, dated as of June 16, 2026 (the “First Supplemental Indenture”), to the Indenture, dated as of August 25, 2022, by and between the Company and the Trustee (the “Original Indenture” and, together with the First Supplemental Indenture, the “Indenture”), relating to the Company’s 6.50% Convertible Senior Notes due 2027 (the “Notes”). As of June 16, 2026, $40,000,000 aggregate principal amount of the Notes were outstanding.

As a result of the Merger, and pursuant to the First Supplemental Indenture, at and after the Effective Time (as defined below), the right to convert each $1,000 principal amount of Notes was changed to a right to convert such principal amount of Notes into solely a number of units of Reference Property (as defined in the Indenture) in an aggregate amount equal to the conversion rate of the Notes in effect on the relevant conversion date (subject to any adjustments pursuant to the terms of the Indenture), with each unit of Reference Property consisting of approximately $382.58 in cash.

The consummation of the Merger constitutes a Fundamental Change and a Make-Whole Fundamental Change (each as defined in the Indenture) under the Indenture. The effective date of the Fundamental Change and Make-Whole Fundamental Change in respect of the Notes is June 16, 2026.

As a result of the Fundamental Change, each holder of the Notes will have the right to require the Company to repurchase its Notes pursuant to the terms and procedures set forth in the Indenture on the fundamental change repurchase date for a cash repurchase price equal to 100% of the principal amount thereof, plus any accrued and unpaid special interest thereon to, but excluding, the fundamental change repurchase date.

The foregoing descriptions of the Indenture and the transactions contemplated thereby are subject to and qualified in their entirety by reference to the full text of the Indenture. A copy of the Original Indenture was filed as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company with the SEC on August 25, 2022. A copy of the First Supplemental Indenture is filed as Exhibit 4.1 hereto. The Original Indenture and the First Supplemental Indenture are incorporated by reference into this Item 1.01. This Current Report on Form 8-K does not constitute an offer to tender for, or purchase, or a solicitation of an offer to tender for, or purchase, any of the Notes or any other security.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information contained in the Introductory Note and Items 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

The Offer and withdrawal rights expired as scheduled at one minute following 11:59 p.m., New York City time, on June 15, 2026 (such date and time, the “Expiration Time”). According to Equiniti Trust Company, LLC, the depositary for the Offer (the “Depositary”), 4,286,488 Shares were validly tendered and not validly withdrawn, representing approximately 66.32% of the issued and outstanding Shares as of the time Purchaser accepted such tendered Shares for payment (the “Acceptance Time”). As of the Expiration Time, a sufficient number of Shares were validly tendered and not validly withdrawn such that the minimum tender condition to the Offer was satisfied. As a result of the satisfaction of the foregoing condition and of each other condition to the Offer, Parent and Purchaser irrevocably accepted for payment, on June 16, 2026, all Shares that were validly tendered and not validly withdrawn pursuant to the Offer.

Also on June 16, 2026, following consummation of the Offer, Purchaser merged with and into the Company (the “Merger”), with the Company being the surviving corporation in the Merger (the “Surviving Corporation”). The Merger was governed by Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”), with no vote of the stockholders of the Company required to consummate the Merger. Upon completion of the Merger, the Company became a wholly owned subsidiary of Parent.

At the effective time of the Merger (the “Effective Time”) and pursuant to the terms and conditions of the Merger Agreement, each Share (other than (i) Shares held in the treasury of the Company or owned, directly or indirectly, by Parent or Purchaser, and (ii) Shares held by stockholders of the Company who were entitled and properly exercised and perfected their statutory demand for appraisal of such Shares in accordance with Section 262 of the DGCL) was automatically canceled and converted into the right to receive the Offer Price (the “Merger Consideration”), payable to the holder thereof on the terms and subject to the conditions set forth in the Merger Agreement.

Pursuant to the terms of the Merger Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of the holders, (i) each option to purchase Shares (a “Company Stock Option”) under any employee, director, or consultant stock option, stock purchase or equity compensation plan, arrangement, or agreement of the Company (the “Company Stock Plans”), including the Company’s Amended and Restated 2014 Omnibus Incentive Plan, the Company’s Inducement Incentive Plan, the Company’s Second Amended and Restated 2004 Equity Incentive Plan and the Zyla Life Sciences Amended and Restated 2019 Stock-Based Incentive Compensation Plan, in accordance with the terms thereof, whether vested or unvested, that was outstanding immediately prior to the Effective Time was canceled and, in exchange therefor, the Surviving Corporation shall pay to each former holder of any such canceled Company Stock Option as soon as practicable following the Effective Time (and in no event later than ten (10) business days after the Effective Time) an amount in cash (without interest, and subject to deduction for any required withholding tax) equal to the product of (a) the excess, if any, of the Merger Consideration over the exercise price per Share under such Company Stock Option and (b) the number of Shares subject to such Company Stock Option; provided, that if the exercise price per Share of any such Company Stock Option is equal to or greater than the Merger Consideration, such Company Stock Option shall be canceled without any cash payment being made in respect thereof; and (ii) each restricted stock unit settleable in Shares granted under the Company Stock Plans (each, a “Company RSU”) that was outstanding as of immediately prior to the Effective Time (a) if unvested as of immediately prior to the Effective Time, became fully vested, and (b) was canceled and converted into the right to receive as soon as practicable after the Effective Time (but in no event later than ten (10) business days thereafter), an amount in cash (without interest, and subject to deduction for any required withholding tax) equal to the Merger Consideration per Company RSU.

The foregoing summary of the Offer, the Merger, the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed hereto as Exhibit 2.1 and which is incorporated herein by reference.

Item 2.04.	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.04.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information contained in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

In connection with the closing of the Merger, the Company (i) notified The Nasdaq Capital Market (“Nasdaq”) that the Merger was consummated and (ii) requested that Nasdaq (A) halt trading of and delist the Shares effective before the opening of trading on June 16, 2026, and (B) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company also intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 under the Exchange Act, requesting the termination of registration of the Shares under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act as promptly as practicable.

Item 3.03.	Material Modification to Rights of Security Holders.

The information contained in the Introductory Note and Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Except as described in Item 2.01, pursuant to the Merger Agreement, each outstanding Share that was issued and outstanding immediately prior to the Effective Time, was automatically canceled and converted at the Effective Time into the right to receive the Merger Consideration. Accordingly, at the Effective Time, the holders of such Shares ceased to have any rights as stockholders of the Company, other than the right to receive the Merger Consideration.

Item 5.01.	Changes in Control of Registrant.

The information contained in the Introductory Note and Items 2.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of Purchaser’s acceptance for payment of all Shares that were validly tendered and not validly withdrawn in accordance with the terms of the Offer, on June 16, 2026, a change of control of the Company occurred. As a result of the consummation of the Merger pursuant to Section 251(h) of the DGCL at the Effective Time, the Company became a wholly owned subsidiary of Parent. Parent and Purchaser have immediately available to them, through a variety of sources, including cash on hand and available lines of credit, the necessary funds to fund the Offer and Merger, as previously disclosed in “The Tender Offer-Section 9-Source and Amount of Funds” of the Offer to Purchase, which section is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information contained in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

In accordance with the terms of the Merger Agreement, effective as of the Effective Time, (i) the directors of Purchaser as of immediately prior to the Effective Time, Ravi Yadavar and Punit Patel, became the directors of the Company until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be, and each of Heather L. Mason, Sravan K. Emany, Sigurd C. Kirk, William T. McKee, David M. Stark and Mark L. Reisenauer voluntarily resigned as directors of the Company and from all committees of the Board of Directors (the “Board”) of the Company on which such directors served and (ii) each officer of the Company as of immediately prior to the Effective Time ceased his or her respective service as an officer of the Company.

Information with respect to the new directors of the Company is set forth in Schedule I to the Offer to Purchase.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the Company’s certificate of incorporation and bylaws were amended and restated in their entirety in the forms filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 8.01.	Other Events.

On June 16, 2026, the Company issued a press release announcing the completion of the Merger and providing notice of a Fundamental Change and Make-Whole Fundamental Change to holders of the Notes in connection with the completed Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger between the Company, Parent, Purchaser and, solely for purposes of Section 9.20 of the Merger Agreement, Guarantor, dated May 13, 2026.

3.1	Amended and Restated Certificate of Incorporation of Assertio Holdings, Inc.

3.2	Amended and Restated Bylaws of Assertio Holdings, Inc.

4.1	First Supplemental Indenture, dated as of June 16, 2026, to the Indenture, dated as of August 25, 2022, by and between Assertio Holdings, Inc. and U.S. Bank Trust Company, National Association.

99.1	Press Release, dated as of June 16, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain annexes, schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted attachment to the SEC on a confidential basis upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSERTIO HOLDINGS, INC.

Date: June 16, 2026	By:	/s/ Ravi Yadavar
Ravi Yadavar
Treasurer